UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2003

MINERALS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-3295 (Commission file number)	25-1190717 (I.R.S. Employer Identification Number)
The Chrysler Building 405 Lexington Avenue New York, New York (address of principal executive office)		10174-1901 (Zip Code)
(212) 878-1800 (Registrant's telephone number including area code)

Item 9.         Regulation FD Disclosure

        On July 24, 2003, Minerals Technologies Inc. issued a press release concerning its financial performance for the second quarter of 2003.

        This information is being filed under Item 12 of Form 8-K, "Results of Operations and Financial Condition."  It is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

(c)     Exhibits

          99     -     Press Release issued by Minerals Technologies Inc. on July 24, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINERALS TECHNOLOGIES INC.

By:	/s/ S. Garrett Gray
S. Garrett Gray
Vice President, General Counsel and Secretary

Date: July 24, 2003

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release issued by Minerals Technologies Inc. on July 24, 2003.